EXHIBIT 10.4


THE INTEREST IN THE SECURITIES (AND THE SECURITIES) CONTEMPLATED IN THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT ("Agreement"), made effective as of December 14, 2001, is executed by [NAME], a California [individual/limited partnership/corporation] ("Pledgor"), in favor of NET INTEGRATED SYSTEMS LTD., a Bermuda corporation ("NIS"), as holder of a note made by ACCESSPOINT
CORPORATION, a Nevada corporation ("APC"). NIS, as holder of said note, is sometimes referred to herein as "Holder." Pledgor and/or Holder are sometimes herein referred to individually as a "party" and collectively as the "parties."

                                 R E C I T A L S
                                 - - - - - - - -

         WHEREAS, this Agreement is entered into in connection with a loan ("Loan") from Holder to APC, evidenced by that certain Revolving Line of Credit Secured Promissory Note of even date (the "Note");

         WHEREAS, Holder and APC have concurrently herewith entered into a Secured Loan Agreement for the extension of credit to APC ("Secured Loan Agreement");

         WHEREAS, Pledgor is a significant shareholder of APC and desires that APC obtain the Loan;

         WHEREAS, Holder is willing to extend the said credit facility only upon the pledge by Pledgor of all of a security interest in Pledgor's shares of common stock of APC as additional collateral to secure the repayment of the Loan as evidenced by the Note and Secured Loan Agreement; and

         WHEREAS, Pledgor has concurrently herewith granted Holder an option to purchase its shares of common stock of APC on certain terms and conditions and Pledgor and Holder have entered into a separate Stock Option Agreement ("Option Agreement") and Pledgor is willing to pledge such shares as further assurances of performance under the Option Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees as hereinafter provided.

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AGREEMENT


1. PLEDGE. Subject to the terms and conditions of this Agreement, Pledgor hereby pledges and assign to Holder, as security for the Secured Obligations (as defined below), all of Pledgor's right, title and interest, whether now existing or hereafter arising, in and to the following (collectively, the "Collateral"):

         1.1 Those shares of common voting stock of APC identified on Exhibit "A" attached hereto and made a part hereof ("Shares");

         1.2.     All proceeds from the sale of any and all of the Shares;

         1.3. All tangible and intangible personal property of whatever kind that is owned by the Pledgor and relates to the Shares, whether or not it is delivered to the Holder, including all incidents of ownership of all Shares, and all custody contracts, trust agreements, and Option Agreements pertaining to any of the foregoing; and

         1.4.     All proceeds of any of the foregoing.

         Any and all contracts and other documents now or hereafter included in the Collateral shall be collectively referred to herein as the "Collateral Documents."

2.       OBLIGATIONS  SECURED.   This  Agreement  secures the prompt payment and
performance of each of the following (collectively, the "Secured Obligations"):

         2.1. The indebtedness evidenced by the Note;provided, however, that the indebtedness under the Note for which the Collateral shall be pledged as security hereunder shall in no circumstance exceed the sum of Five Million Dollars ($5,000,000.00) and the Collateral shall not be subject to indebtedness under the Note in excess of such amount;

         2.2. Pledgor's obligations under the Option Agreement, including, without limitation, the stock purchase option granted Holder therein;

         2.3.     Pledgor's obligations hereunder;

         2.4. All other obligations owing to Holder, but only to the extent that any such obligation is described or referred to in a document, executed by Pledgor at Holder's request, which states that such obligation is secured hereby; and

         2.5. Any and all amendments, extensions and other modifications of any of the foregoing, including without limitation amendments, extensions and other modifications that are evidenced by new or additional documents or that change the rate of interest on any of the Secured Obligations.

3. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to Holder that, as of the effective date of this Agreement:

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         3.1      Pledgor is the  legal and equitable  owner of the  Collateral, free and clear of all liens, encumbrances and other rights and claims of other persons, other than the rights granted under the Option Agreement and Holder's interests hereunder.

         3.2 No consent, license, approval, or authorization of, exemption by, or registration with any governmental instrumentality is required to be obtained by Pledgor in connection with the execution, delivery, performance, or enforceability of this Agreement, except the delivery to the Holder of the Note and the filing of a Uniform Commercial Code financing statement in the Office of the Secretary of State of California to perfect the security interest created by this Agreement; and no consent of any other party is required for any of the foregoing.

         3.3 To the best actual current knowledge of Pledgor, and subject to compliance with all securities reporting and shareholder proxy and voting laws rules, and regulations, the execution, delivery, and performance of this Agreement does not and will not violate any provision of any applicable law, rule or regulation or of any order, judgment, writ, award or decree of any court, arbitrator, or governmental instrumentality, domestic or foreign, applicable to Pledgor, or of any indenture, contract, agreement (including any trust agreement), or other undertaking to which Pledgor is a party or which affects the Collateral and does not and will not result in the creation or imposition of any lien, charge, or encumbrance on or security interest in the Collateral except as contemplated by this Agreement.

4.       COVENANTS OF PLEDGOR.  Pledgor hereby covenants and agrees as follows:

         4.1 Pledgor shall keep the Collateral free of all liens, encumbrances and other claims (excepting the Option Agreement), shall diligently enforce Pledgor's rights under all Collateral Documents, and shall take all actions which are reasonably necessary (and/or reasonably required by Holder) to maintain, preserve and protect the Collateral and Holder's interests with respect thereto.

         4.2 Pledgor shall not, except as provided for in this Agreement, without Holder's prior written consent, which may be withheld in Holder's absolute discretion, sell, transfer, encumber or otherwise dispose of any Collateral or any interest therein (or contract to do any of the foregoing). Holder shall be deemed to have consented to any transfer of the Shares pursuant to exercise of the Option Agreement.

         4.3      Pledgor shall not,  without  Holder's  prior written  consent:
(i) amend,  supplement,  terminate or otherwise modify any Collateral  Document;
(ii) release, relinquish or waive any right, or grant any approval or consent, with respect to any Collateral Document; iii) enter into any new agreement with respect to any Collateral; or (iv) take any other action with respect to any Collateral which is inconsistent with this Agreement or which could impair Holder's interests hereunder. Any such termination, modification, waiver, approval or other action taken without such prior consent shall, at Holder's option, be void.

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         4.4      Pledgor shall, at  Pledgor's sole expense, defend all actions, proceedings and other claims affecting the Collateral, including without limitation actions, proceedings and claims challenging Pledgor's title to the Collateral or the validity or priority of Holder's rights hereunder, and shall reimburse Holder on demand for all costs and expenses, including reasonable attorneys' fees, incurred by Holder in any such action or proceeding in which Holder may appear.

         4.5 Pledgor shall keep accurate and complete records with respect to the Collateral and shall, if required by Holder from time to time, promptly deliver reports to Holder with respect to the Collateral in form and substance reasonably satisfactory to Holder.

         4.6 Pledgor shall diligently comply with all laws relating to the Collateral, and with the terms of all Collateral Documents, including, but not limited to promptly paying all taxes, assessments, license fees and other public and private charges levied or assessed against any Collateral.

         4.7 As soon as practicable, and in any event within three (3) days of Pledgor's learning thereof, Pledgor shall, to the extent Pledgor shall have actual knowledge, notify Holder of: (i) any attachment or other legal process levied against any of the Collateral; or (ii) any event or other circumstance which could materially and adversely affect the value of any Collateral (excluding market or quotation fluctuations in the price of the Shares) or Holder's rights or remedies with respect thereto.

         4.8 At any time and from time to time, upon demand by Holder, Pledgor shall execute, deliver, acknowledge, file and/or record any notice, financing statement, continuation statement, assignment or other document or agreement that Holder reasonably deems necessary or advisable to create, preserve, continue or perfect any security interest intended to be created hereunder or to otherwise enable Holder to enforce its rights hereunder. Pledgor shall deliver to Holder a UCC- 1 financing statement filed on behalf of Holder and assigned to Holder.

         4.9      Pledgor  shall  cooperate  in  good   faith  with   Holder  to
facilitate Holder's exercise of its rights and remedies set forth herein.

5. PERFORMANCE OF PLEDGOR'S OBLIGATIONS BY HOLDER. In the event that Pledgor fails to perform any obligation set forth herein, Holder may, but shall not be obligated to, perform the same, and the cost thereof shall be payable by Pledgor to Holder on demand and shall bear interest at the default rate of interest set forth in the Note (or, if there is no such default rate, at the rate of interest set forth in the Note).

6.       EVENTS OF DEFAULT.

                  The occurrence of any of the following shall, after Holder has first enforced and reasonably exhausted all of its rights and remedies under the Secured Loan Agreement, constitute an "Event of Default" hereunder:

         6.1.     The occurrence of a default under the Note;

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

         6.2. Default in any obligation secured hereby from time to time (subject to any applicable cure period);

         6.3.     Default in any obligation contained herein; and

         6.4. Any statement, representation or warranty made by Pledgor herein or in any document secured hereby proves to have been false or inaccurate m any material respect when made.

7. RIGHTS AND REMEDIES. While any Event of Default remains uncured, Holder shall, subject to the provisions of Section 8 hereof, have all of the following rights and remedies, each of which may be exercised with or without further notice to Pledgor:

         7.1. To foreclose Holder's security interests in any and/or all Collateral by any available judicial procedure or without judicial process;

         7.2. To declare any and/or all Secured Obligations immediately due and payable;

         7.3. To appropriate any and/or all of the Collateral and apply it against any Secured Obligations then due, in such order of application as Holder chooses in its absolute discretion;

         7.4. To collect interest, dividends, principal and all other sums payable upon or on account of the Collateral;

         7.5. To notify any person obligated with respect to any Collateral that the same has been assigned to Holder and that all payments thereon are to be made to Holder;

         7.6. To renew, extend, amend or otherwise modify any Collateral; to accelerate, release, settle, compromise, collect or liquidate any Collateral; to enter into agreements with respect to any Collateral; to give consents and waivers with respect to any Collateral; to enforce payment and prosecute any action or proceeding with respect to any Collateral; and to otherwise exercise rights and remedies and act with respect to any Collateral as if it were the owner thereof,

         7.7. To take possession of the Collateral with or without judicial process, and to enter any premises where any Collateral may be located for the purpose of taking possession of the Collateral;

         7.8. To endorse, in the name of Pledgor or otherwise, any checks, notes and other evidences of payment relating to the Collateral, and/or to transfer any Collateral into the name of Holder or its nominee(s); and

         7.9 To exercise any and all other rights and remedies that Holder may have by law or under any applicable agreement, including without limitation all rights and remedies of a secured party under any applicable commercial code.

8.       SECURED LOAN AGREEMENT.  Holder  shall  first  enforce  and  reasonably

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

exhaust all of its rights and remedies under the Secured Loan Agreement before enforcing any of its rights or remedies under this Agreement.

9. APPLICATION OF PROCEEDS. The net cash proceeds of any collection, liquidation, sale or other disposition of Collateral by Holder shall be applied first to expenses incurred by Holder in connection with such collection, liquidation or other disposition (including without limitation expenses of retaking, holding, storing, processing, preparing for sale and selling, and reasonable attorneys? fees), and then to other Secured Obligations then due, application as to particular Secured Obligation or against principal or interest to be in Holder's absolute discretion.

10. EQUAL ENFORCEMENT. It is the intent of the parties that each of Tom M. Djokovich, Access Holdings Limited Partnership, and Alfred Urcuyo, shall pledge shares of common voting stock of APC as security for the Secured Obligations. Holder shall enforce the pledge and security interest created hereby in the Shares equally, share-for-share and dollar-for-dollar, against all shares of common voting stock of APC pledged by any and all parties as collateral for the Secured Obligations. Without limiting in any way Holder's rights granted herein in the event of a default, and subject to those rights, Holder shall not release any collateral, especially any shares of common voting stock of APC, pledged as security for the Secured Obligations without the prior written consent of a majority in interest among Tom M. Djokovich, Access Holdings Limited Partnership, and Alfred Urcuyo

11. CUMULATIVE REMEDIES. Holder's rights and remedies hereunder and under the Secured Loan Agreement are, subject to the provisions of Section 8, above, cumulative and in addition to all rights and remedies provided by law or otherwise from time to time and each such right or remedy may be exercised concurrently or independently and as often as Holder deems advisable.

12. NO IMPLIED WAIVERS. No waiver of any default hereunder or under any Loan Document shall be implied from any omission by Holder to take action on account of such default if such default persists or is repeated. No waiver of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. Holder's consent to or approval of any act by Pledgor shall not be deemed to waive or render unnecessary Holder's consent to or approval of any subsequent act. Failure or discontinuance of Holder, at any time or from time to time, to collect the payments under any Collateral Document shall not in any manner affect the subsequent enforcement by Holder of its right, power and authority to collect them.

13. ACTIONS BY HOLDER FOLLOWING DEFAULT BY PLEDGOR. While any Event of Default remains uncured, Holder shall, subject to the terms and conditions of this Agreement, have the right (but no obligation) to take such actions (in its name or in Pledgor's name) as Holder reasonably deems appropriate to cure any default by Pledgor under any Collateral Document or to otherwise protect the rights and interests of Pledgor and/or Holder with respect thereto. Holder shall incur no liability as a result of any such action if such action is taken in good faith in accordance with the foregoing, and Pledgor shall defend, indemnify and hold Holder harmless from and against all claims, demands, causes of action, liabilities, losses, costs and expenses (including costs of suit and reasonable attorneys' fees) arising from or in connection with any such good faith action.


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

14. ATTORNEY-IN-FACT. Pledgor hereby appoints Holder as Pledgor's true and lawful attorney-in-fact upon the occurrence of an Event of Default and the creation of enforcement rights hereunder pursuant to Section 7 for the purposes
(i) of carrying out the provisions of this Agreement; (ii) of taking all actions and executing all documents that Holder reasonably deems necessary or advisable to accomplish the purposes of this Agreement and/or to protect Holder's interests hereunder; and (iii) while any Event of Default remains uncured, of enforcing Pledgor's rights and/or performing Pledgor's obligations (in Holder's name or in Pledgor's name) under any Collateral Document. In furtherance of item
(iii), above, Pledgor shall deliver to Holder, upon Holder's demand while any Event of Default remains uncured, all documents which Holder reasonably requires to permit Holder's succession to Pledgor's interests, and to facilitate the enforcement by Holder of Pledgor's rights, with respect to any Collateral Document. The power of attorney granted hereunder is coupled with an interest and is irrevocable. Pledgor shall execute a stock power or assignment document separate from certificate with regard to the Shares in the form set forth in Exhibit "B" attached hereto and made a part hereof; provided, however, the stock power or assignment document shall not be deemed delivered or otherwise become effective (or constitute a transfer of any interest in the Shares) unless and until the occurrence of an Event of Default which remains uncured. Holder shall hold the above stock power or assignment document in trust in accordance with the forgoing provisions, which shall constitute specific instructions from Pledgor. Holder shall give Pledgor five (5) days' prior written notice of any exercise, use or enforcement of the stock power or assignment document. Pledgor shall, upon the occurrence of an Event of Default which remains uncured, execute and deliver such other or further document or instruments as may be required by APC's stock transfer agent in order to effect the transfer of the Shares to Holder hereunder.

15. SPECIFIC ASSIGNMENTS AND CONSENTS. Upon Holder's demand from time to time, (i) Pledgor shall execute and deliver to Holder an assignment of contract(s), in form and substance satisfactory to Holder, which specifically describes one or more of the Collateral Documents and (ii) in the event that Holder succeeds to Pledgor's interests and the consent of a third party is necessary for such assignment, Pledgor shall use their best efforts to obtain and deliver to Holder a consent, in form and substance satisfactory to Holder, pursuant to which such third party consents to such assignment and agrees to recognize Holder as Pledgor's successor.

16.      HOLDER'S COSTS AND EXPENSES. Pledgor shall reimburse Holder within five
(5) days following written demand for all costs and expenses (including reasonable attorneys' fees) incurred by Holder in connection with the enforcement of this Agreement and the exercise of its rights and remedies hereunder. Such reimbursement obligations shall bear interest from the date of demand at the default rate of interest set forth in the Note (or, if there is no such default rate, at the rate of interest set forth in the Note).

17. RIGHTS AND OBLIGATIONS OF THE PARTIES WITH RESPECT TO COLLATERAL. Neither Holder's acceptance of the security interests granted hereunder nor any exercise by Holder of its rights and remedies hereunder shall be deemed to be an assumption by Holder of any obligation or liability of Pledgor under the terms of any Collateral Document, and Pledgor shall defend, indemnify and hold Holder harmless from and against all claims, demands, causes of action, liabilities, losses, costs and expenses (including costs of suit and reasonable attorneys' fees) arising from or in connection with any such obligation or liability. Holder's obligations with respect to Collateral in its possession shall be

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limited to the duty to exercise  reasonable care in the custody and preservation of such Collateral; provided, however, that Holder shall have no duty to take any steps to preserve the rights of Pledgor against other persons, or to initiate any action to protect against any decline in the market value of any Collateral. Holder shall not be obligated to take any action requested by Pledgor with respect to any Collateral unless such request is in writing and Holder determines that the requested action(s) could not impair the value of the applicable Collateral as security for the Secured Obligations or otherwise impair Holder's interests hereunder. Upon any transfer by Holder of any or all of the Secured Obligations, Holder may transfer any or all of the Collateral and shall thereupon be fully discharged of liability and responsibility with respect to the Secured Obligations and/or Collateral so transferred; but Holder shall retain all applicable rights and interests hereunder with respect to any Secured Obligations and/or Collateral not then transferred.

18. SECURITIES COMPLIANCE. Notwithstanding anything contained in this Agreement to the contrary, this Agreement, and the rights granted to Holder hereunder, shall be, and are, expressly subject to all SEC and securities, laws, rules, regulations and reporting and disclosure requirements, to the extent applicable to the Pledgor, the Shares, and\or APC as a reporting company (or to any of its subsidiaries), including, but not limited to, shareholder voting and proxy solicitation rules. All assignments, sales, transfers, or other dispositions of the Shares hereunder shall be made in compliance with all applicable securities laws, rules and regulations, and pursuant to registration of securities under the Securities Act of 1933 ("Act") (and qualification under General Corporation Law of California) or pursuant to an exemption from registration under the Act (and qualification under General Corporation Law of California). Holder acknowledges that the Shares may be subject to the restrictions on transfer set forth in Rule 144 of the Rules promulgated under the Act. Any and all offers, sales, transfer or other dispositions of the Shares shall be made only in compliance with Rule 144. Holder shall comply with all policies and procedures established by the APC with regard to Rule 144 matters.

19. TERMINATION; RELEASE OF COLLATERAL. Notwithstanding anything contained herein to the contrary, the pledge, assignment of, and security interest in, the Collateral (including the Shares) created or granted hereunder shall terminate with regard to Shares which are also made subject to the Option Agreement and the Option granted thereunder, and, which Option Holder shall have determined not to exercise after call as set forth at Section 6 of the Option Agreement. Holder shall execute, acknowledge and deliver to Pledgor such financing termination statements documents as Pledgor may reasonably request from time to time with regard to any pledge, assignment or security interest terminated hereunder.

20.      MISCELLANEOUS.

         20.1 NOTICES. Any notices or demands required to be given herein or desired to be given by any party to the others shall be in writing and shall be either personally delivered, sent by nationally recognized overnight courier, facsimile transmission, or mailed through the United States Postal Service by registered or certified mail, postage prepaid, return receipt requested, to the parties and their respective designees at the following addresses:


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


                  If to Pledgor:

                           [NAME]
                           [ADDRESS]

                  With copy to (which copy shall not constitute notice);

                           ACCESSPOINT CORPORATION
                           38 Executive Park, Suite 350
                           Irvine, CA 92614
                           Telephone: (949) 852-8526
                           Facsimile: (949) 852-8527



                  If to Holder:

                           NET INTEGRATED SYSTEMS, INC.
                           Sofia House
                           48 Church Street
                           Hamilton HM GX
                           BERMUDA

                  With a copy (which copy shall not constitute notice) to:

                           Mr. William R. Barber
                           c/o  Sheraton Gateway Hotel
                           Penthouse Suite
                           6101 W. Century Boulevard
                           Los Angeles, California 90045
                           Telephone:  (310) 642-4087
                           Facsimile:  (310) 649-1156

or such other address as any person named above designates to the others in Any notice given in a manner set forth above shall be deemed (i) if personally delivered, the notice shall be effective on the date delivered, (ii) if transmitted via facsimile, the notice shall be effective on the date received,
(iii) if sent by nationally recognized courier within the United States, the notice shall be effective one (1) business day after it is sent, and (iv) if mailed through the United States Postal Service by registered or certified mail, postage prepaid, return receipt requested, the notice shall be effective three
(3) business days after the date of deposit with said Service.

         20.2. SEVERABILITY. If any provision of this agreement is determined to be invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this agreement be construed to remain fully valid, enforceable, and binding on the parties. The invalidity of any Section or Subsection shall not affect the validity of any other Section or Subsection.


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

         20.3.    SECTION  HEADINGS.   The Section  headings  contained  in this
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

         20.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of, which shall be deemed to be an original, and the counterparts shall together constitute one and the same instrument.

         20.5. ENTIRE AGREEMENT;BINDING EFFECT. This Agreement, including all Schedules, Addendums, Exhibits and attachments, embodies the entire understanding and agreement of the parties concerning the subject matter. This Agreement shall be binding upon and shall inure only to the benefit of the parties and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer or shall be deemed to confer upon any persons or entities (not parties to this Agreement) any rights or remedies under or by reason of this Agreement.

         20.6.    RECOVERY  OF LITIGATION COSTS.  If  any  legal  action  or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover as an element of their damages, reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which they may be entitled.

         20.7. SURVIVAL. All representations and warranties shall survive the execution of this Agreement.

         20.8. AUTHORITY. Each of the respective persons executing this Agreement here covenants and warrants he has full legal power, right, and authority to enter this transaction.

         20.9. CONSTRUCTION. The parties agree that each party and its counsel have received and revised this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement or any amendments, Schedules, Addendums or Exhibits thereto.

         20.10. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California without regard to or application of conflict of laws or choice of law rules.

         20.11.   VENUE.    Venue  for  any  action  brought  regarding   the
interpretation or enforcement of this Agreement shall lie exclusively in Los Angeles County, California.

         20.12. FORUM SELECTION. Any litigation shall be brought and litigated in the state courts sitting in Los Angeles County, California, or in the United States District Court(s) sitting in Los Angeles County, California. All parties hereto consent to the personal jurisdiction of such courts and waive any defense of forum non conveniens.

         IN WITNESS WHEREOF, Pledgor and Holder have caused this Agreement to be duly executed as of the date first written above.

                                       Pledgor:

                                       [NAME]

                                       By:/s/[NAME]
                                       -----------------------------------------
                                       [NAME]

                                       Holder:

                                       NET INTEGRATED SYSTEMS LTD., a Bermuda
                                       corporation


                                       By: /s/WILLIAM R. BARBER
                                       -----------------------------------------
                                       William R. Barber, President

                                   EXHIBIT "A"
                                       TO
                                PLEDGE AGREEMENT


         Shares of Common Voting Stock pledged:



                  CERTIFICATE NUMBER                            NUMBER OF SHARES
                  ------------------                            ----------------

                           [No.]                                    X,XXX,XXX
                  (Certificate No. Subject to Reissuance)


                                                                  ============


                                                     TOTAL:         X,XXX,XXX

                                   EXHIBIT "A"
                                       TO
                                PLEDGE AGREEMENT

                       STOCK POWER SEPARATE FROM CERTIFICE